UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2008




                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                 001-08430                 72-0593134
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)




  777 N. Eldridge Parkway, Houston, Texas                           77079
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 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         In connection with Mr. Wilkinson's resignation as our Chief Executive Officer, Mr. Wilkinson entered into a Separation Agreement with our subsidiary, McDermott Incorporated, on September 30, 2008. Under the terms of the Separation Agreement, Mr. Wilkinson will provide general advisory services in connection with his separation for a period of 24 months following his resignation. Mr. Wilkinson will receive (a) a conditional pro-rated bonus payment for 2008 in an amount that will depend on the 2008 bonus generally paid to other employees under our EICP; (b) continued vesting of his outstanding equity awards through September 30, 2010; and (c) accelerated vesting of the unvested portion of his Supplemental Executive Retirement Plan ("SERP") account. Based on the vesting schedule of his existing equity awards, Mr. Wilkinson will vest in the following amounts and awards through September 30, 2010: 42,132 shares of deferred stock units and, depending on the performance of the company, between 90,000 and 174,000 shares of performance shares. The value of the accelerated portion of Mr. Wilkinson's SERP account as of September 30, 2008, is $362,643.08. The Separation Agreement also includes a covenant not to compete and a release of claims by Mr. Wilkinson, as described therein. A copy of the Separation Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

         On October 1, 2008, Mr. Wilkinson also entered into a Consultancy Agreement with McDermott Incorporated, under which Mr. Wilkinson will provide consulting services to assist the Board, our Chief Executive Officer and our leadership team with successful business continuity following his departure for a period of up to one year. Under the Consultancy Agreement, Mr. Wilkinson will receive a lump-sum payment of $2,000,000.00 and a series of consulting payments of (a) $31,250.00 per month for a specified initial period and (b) a $2,900 per diem (i) for each partial or full day of service in excess of 10 days of service during each month of such initial period and (ii) for each partial or full day of service during the remaining term following such initial period. A copy of the Consultancy Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

         10.1     Separation Agreement

         10.2     Consultancy Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     McDERMOTT INTERNATIONAL, INC.


                             By:     /s/Dennis S. Baldwin
                                     -------------------------------------------
                                     Dennis S. Baldwin
                                     Vice President and Chief Accounting Officer


October 6, 2008